Exhibit 10.2

Andrews Kurth LLP
Waterway Plaza Two
10001 Woodloch Forest Drive
Suite 200
The Woodlands, Texas 77380
713.220.4801 Phone
713.220.4815 Fax
andrewskurth.com

Craig L. Stahl
713.220.4834 Direct
713.238.7478 Fax
craigstahl@andrewskurth.com

December 7, 2007

By Facsimile

Mr. Robert L. Ketchand

Boyer & Ketchand

9 Greenway Plaza, Suite 3100

Houston, Texas 77046

Mr. John H. Kim

The Kim Law Firm

4309 Yoakum Blvd., Suite 2000

Houston, Texas 77006

Mr. Francis I. Spagnoletti

Spagnoletti & Co.

401 Louisiana, 8th Floor

Houston, Texas 77002

Mr. David J. Beck

Mr. Alistair B. Dawson

Beck, Redden & Secrest, L.L.P.

One Houston Center

1221 McKinney St., Suite 4500

Houston, Texas 77010

Mr. Melvyn L. Douglas

Melvyn L. Douglas P.C.

5500 Preston Road, Suite 393

Dallas, Texas  75205-2676

Mr. Charles A. Sharman

Nine Greenway Plaza, Suite 3040

Houston, Texas 77046

Re:          Case No. 2006-01984; MOSH Holding, L.P. v. Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., Woodside Energy (USA) Inc., and JPMorgan Chase Bank, N.A., as Trustee of the Mesa Offshore Trust; In the 334th Judicial District Court of Harris County, Texas

Settlement Agreement and Release executed on or about December 3, 2007

Dear Counsel:

This letter agreement is an amendment and modification to the Settlement Agreement and Release (the “Agreement”) by and among JPMorgan Chase Bank, N.A. individually and as Trustee of the Mesa Offshore Trust, MOSH Holding, L.P., Dagger-Spine Hedgehog Corporation, and the Wiegand Group.  Unless otherwise defined, all capitalized terms used herein shall have the meaning stated in the Agreement.  The parties agree that these modifications are necessary and proper because the Court scheduled the hearing on the parties Joint Motion for Approval of Settlement Agreement (“Joint Motion”) on January 16, 2008, which is a date different than the January 11, 2008 date anticipated in the Settlement Agreement.

The parties, by and through their undersigned counsel, agree to the following modifications to the Agreement:

1.             The date in the first sentence of Section 1(a) is changed from “January 14, 2008” to “January 21, 2008” as the date JPMorgan’s resignation as Trustee of the Trust will become effective.

2.             The date in the last sentence of Section 1(d) is changed from “January 14, 2008” to “January 21, 2008” as the date on which the principal outstanding balance on the Note shall not exceed $2.2 million.

3.             Paragraph 3 in the proposed order referenced in Sections 2(d) and (e) shall provide “The Trustee’s resignation is hereby accepted by the Court effective 12:01 a.m. on January 21, 2008.”

The parties acknowledge that while this letter agreement does not materially change the Agreement, the modifications to the Agreement are subject to Section 9(i) of the Agreement, which requires the parties hereto to petition the Court with notice to counsel for the parties to the Litigation of any modification of the terms of procedures required under the Agreement.  To comply with Section 9(i), the parties agree to file a supplement to their Motion for Approval of Settlement Agreement that identifies modifications contained herein and seeks the Court’s review and approval of the modification.  The Supplement to the Joint Motion shall include a revised proposed Order and shall be served on all parties to the Litigation.

The undersigned counsel have authority to enter into this letter agreement on behalf of their respective clients.

Very truly yours,

ANDREWS KURTH LLP

/s/ Craig L. Stahl
Craig L. Stahl

CLS/dp

APPROVED :

By:	/s/ Craig L. Stahl	By:	/s/ John H. Kim
	Craig L. Stahl		John H. Kim
	Andrews Kurth LLP		The Kim Law Firm
	Waterway Plaza Two, Suite 200		4309 Yoakum Blvd, Suite 2000
	10001 Woodloch Forest Drive		Houston, Texas 77006
The Woodlands, Texas 77380

ATTORNEYS FOR JPMORGAN CHASE		By:	/s/ Francis I. Spagnoletti
BANK, N.A., INDIVIDUALLY AND AS			Francis I. Spagnoletti
TRUSTEE OF THE MESA OFFSHORE			Spagnoletti & Co.
TRUST			401 Louisiana, 8th Floor
Houston, Texas 77002

ATTORNEYS FOR: MOSH Holding, L.P.,  Keith A. Wiegand, Ronnie McGlothlin, Gordon W. Bader, Roger R. Bean, Jennifer J. Bean, Tracey M. Stump, Scott W. Bean, James Blau, Larry W. Bradley, Richard Brown, Scott Curran, Ron Davis, Mark Dittus, John C. Easton, Jamie Arnold, John Easton Schwab Brokerage, John Easton Schwab Roth, John Easton Schwab IRA, John Easton Scottrade Brokerage, John Easton Trust, Jamie Arnold Schwab IRA, Vicki Easton Schwab IRA, James Figielski, James Figielski Pension Plan, Ami Schecter, Ami Schecter Roth IRA, Kathleen Friend, Patricia L. Hendrix, Ben Hoos, Matt Hoos, Philip Hoos, John W. Hovanec, Nicole M. Kimball, Matthew J. King, Darrell M. Leis, J.D. Maddox, Roy G. Maddox, John McCall, Katrina McGlothlin, Mary R. McNamara, Michael E. McNamara, Monika Meier, Mallory Mikkelsen, Dean P. Miles, Elizabeth A. Miles-Cunningham, Lori Miles, Robert M. Miles, Sharon A. Miles, William Kevin Miles, Gara Sue Pelcher, Jeffrey T. Pelcher, The Pelcher Company Keogh Plan, Jeffrey Thomas Pelcher Custodial for Nathan Allen Pelcher Roth IRA, Gara Pelcher Ten Com, Jeffrey T. Pelcher Custodial for Derrick T. Pelcher, Jeffrey T. Pelcher Custodial for Nathan A. Pelcher, Adriene Rohleder, John Selep, John M. Speight, Gordon A. Stamper, Jessica Stamper, Armin Sternberg, Robert Todd, T.D. Tommey, Lyle Wagman, Barbara Wiedemann, Knut Wiedemann, Nichole Wiedemann, Jerry L. Wolf, and Galen R. Young

By:	/s/ Robert L. Ketchand
Robert L. Ketchand
Boyer & Ketchand, P.C.
Nine Greenway Plaza, Suite 3100
Houston, Texas 77046

ATTORNEYS FOR MOSH HOLDING, L.P.
AND DAGGER-SPINE HEDGEHOG
CORPORATION

By:	/s/ Melvyn L. Douglas
Melvyn L. Douglas
Melvyn L. Douglas P.C.
5500 Preston Road, Suite 393
Dallas, Texas 75205-2676

ATTORNEY FOR DAGGER-SPINE
HEDGEHOG CORPORATION

By:	/s/ Charles A. Sharman
Charles A. Sharman
Nine Greenway Plaza, Suite 3040
Houston, Texas 77046